Exhibit 10.1
EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT
This AMENDMENT AND RESTATEMENT AGREEMENT, dated as of June 30, 2016 (this “Restatement Agreement”) to (a) the Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended by the First Amendment thereto dated as of February 6, 2013 and the Second Amendment thereto dated as of June 4, 2013, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Restatement Effective Date (as defined below), the “Credit Agreement”) among, inter alia, NRG Energy, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time parties thereto and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”), (b) the Second Amended and Restated Collateral Trust Agreement dated as of July 1, 2011 (as amended by that certain Amendment thereto dated as of February 6, 2013 and that certain Second Amendment thereto dated as of June 4, 2013, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Restatement Effective Date, the “Collateral Trust Agreement”) among, inter alia, the Borrower, the Administrative Agent and Deutsche Bank Trust Company Americas, as priority collateral trustee and parity collateral trustee (in such capacities and together with its successors, the “Collateral Trustee”) and (c) the Amended and Restated Guarantee and Collateral Agreement, dated as of July 1, 2011 (as amended by that certain Amendment thereto dated as of June 4, 2013 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Restatement Effective Date, the “Guarantee and Collateral Agreement”), among, inter alia, the Borrower, the Grantors parties thereto, the Administrative Agent and the Collateral Trustee.
RECITALS
A.    Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement (as defined below).
B.    The Borrower, the Exchanging Revolving Lenders, the Exchanging Term Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender and each Issuing Bank, among others, are parties to the Credit Agreement. Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. are acting as joint lead arrangers and joint lead bookrunners in connection with this Restatement Agreement, the Restated GCA (as defined below) and the CTA Amendment (as defined below) (in such capacity, the “Arrangers”). The Borrower, the Administrative Agent and the Collateral Trustee, among others, are parties to the Collateral Trust Agreement.
C.    The Borrower has requested that (i) pursuant to Section 2.25 of the Credit Agreement and this Restatement Agreement, the Credit Agreement be amended to provide for a new term loan facility thereunder (the “Restatement Term Loans”) in an aggregate amount of $1,900,000,000, the proceeds of which will be used to re-evidence in full all Term Loans outstanding under the Credit Agreement immediately prior to the Restatement Effective Date (the “Existing Term Loans”), (ii) pursuant to Section 9.19 of the Credit Agreement, the Credit Agreement be amended to provide for a new tranche of revolving loans (the “Tranche B Revolving Loans” and the commitments in respect thereof, the “Tranche B Revolving Commitments”), which Tranche B Revolving Commitments would replace a portion of the Revolving Commitments under the existing revolving credit facility (including the letter of credit facility and swingline facility thereunder) outstanding under the Credit Agreement immediately prior to the Restatement Effective Date (the “Existing Revolving Facility”) and (iii) immediately after the consummation of the Term Loan Exchange (as defined below), make certain other changes to the Loan Documents as more fully set forth herein.
D.    Each Revolving Lender holding Revolving Loans under the Existing Revolving Facility (the “Existing Revolving Loans”) or unused Revolving Commitments under the Existing Revolving Facility (the “Existing Revolving Commitments”) that executes and delivers a signature page to this Restatement Agreement in the capacity of an “Exchanging Revolving Lender” (each, an “Exchanging Revolving Lender”) will, by the fact of such execution and delivery, be deemed (i) to have irrevocably agreed to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (ii) to have agreed to exchange (as defined below) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments (all Existing Revolving Commitments so exchanged, the “Exchanged Revolving Commitments”) with commitments to make Tranche B Revolving Loans in an equal principal amount, and (iii) upon the Restatement Effective Date, to have exchanged such amount of its Existing Revolving Commitments with Tranche B Revolving Commitments in equal principal amount.
E.    Each Term Lender that executes and delivers a signature page to this Restatement Agreement in the capacity of an “Exchanging Term Lender” (each, an “Exchanging Term Lender”) will be deemed to have irrevocably (i) agreed to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (ii) agreed to exchange (as defined below) (as set forth on its signature page hereto) all of its Existing Term Loans (all Existing Term Loans so exchanged, the “Exchanged Term Loans”) with Restatement Term Loans in an equal principal amount and (iii) upon the Restatement Effective Date, exchanged (as set forth on its signature page hereto) all of its Existing Term Loans with Restatement Terms Loans in an equal principal amount.
F.    Each Person that executes and delivers a signature page to this Restatement Agreement in the capacity of an “Additional Revolving Lender” (each, an “Additional Revolving Lender” and all Additional Revolving Lenders, together with all Exchanging Revolving Lenders, collectively, the “Tranche B Revolving Lenders”) will be deemed to have irrevocably (i) agreed to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (ii) committed to make Tranche B Revolving Commitments to the Borrower on the Restatement Effective Date in the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount such Additional Revolving Lender committed to make as Tranche B Revolving Commitments) and (iii) upon the Restatement Effective Date, made such Tranche B Revolving Commitments to the Borrower.
G.    Each Person that executes and delivers a signature page to this Restatement Agreement in the capacity of an “Additional Term Lender” (each, an “Additional Term Lender” and all Additional Term Lenders, together with all Exchanging Term Lenders, collectively, the “Restatement Term Lenders”) will be deemed to have irrevocably (i) agreed to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (ii) committed to make Restatement Term Loans to the Borrower on the Restatement Effective Date (the “Additional Term Loans”) in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (iii) upon the Restatement Effective Date, made such Additional Term Loans to the Borrower (the making of such Additional Term Loans, together with the exchange of Exchanged Term Loans with Restatement Term Loans, the “Term Loan Exchange”).
H.    The Borrower will, on the Restatement Effective Date, (i) repay in full all outstanding Existing Revolving Loans, if any, with the proceeds of Revolving Loans made under the Restated Credit Agreement, which prepayment will be accompanied by accrued interest on such Existing Revolving Loans being prepaid and (ii) terminate all Existing Revolving Commitments of Exchanging Revolving Lenders.
I.     Each Letter of Credit that is outstanding under the Credit Agreement immediately prior to the Restatement Effective Date and listed on Schedule 2.23(a) of the Restated Credit Agreement (each such Letter of Credit, an “Existing Letter of Credit”) shall be deemed to be outstanding as of the Restatement Effective Date.
J.    The Swingline Lender and each Issuing Bank that executes and delivers a signature page to this Restatement Agreement in its capacity as such will be deemed upon the Restatement Effective Date to have irrevocably agreed to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment.
K.    By executing and delivering a signature page to this Restatement Agreement, each of the Administrative Agent and the Collateral Agent will be deemed upon the Restatement Effective Date to have irrevocably agreed to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment.
L.    The proceeds of the Restatement Term Loans will be used to (i) re-evidence in full all Existing Term Loans on the terms and subject to the conditions set forth herein, including via the assignment by certain Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the

Restated Credit Agreement on the Restatement Effective Date to the Additional Term Lenders as of the Restatement Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Restated Credit Agreement and (ii) pay fees, costs and expenses incurred in connection with the transactions described in this sentence.

M.    To accomplish the foregoing (i) the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank whose signature page appears below, the Lenders whose signature pages appear below, constituting at least the Required Lenders (after giving effect to the Term Loan Exchange), the Exchanging Revolving Lenders and the Restatement Term Lenders, are willing to amend and restate the Credit Agreement in the form of the Restated Credit Agreement (as defined below), (ii) the Exchanging Revolving Lenders are willing to exchange all (or such lesser amount as set forth on their respective signature pages hereto) of their Existing Revolving Commitments with Tranche B Revolving Commitments, (iii) the Exchanging Term Lenders are willing to exchange all of their Existing Term Loans with Restatement Term Loans, (iv) the Additional Revolving Lenders are willing to make Tranche B Revolving Commitments to the Borrower on the Restatement Effective Date and (v) the Additional Term Lenders are willing to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, with Additional Term Loans on the Restatement Date on the terms and subject to the conditions set forth herein and in the Restated Credit Agreement.
N.    In addition, the Borrower has requested that the Collateral Trust Agreement be amended to make certain changes as more fully set forth in the form of the CTA Amendment. To accomplish the foregoing, the Lenders whose signature pages appear below, constituting at least the Required Lenders (after giving effect to the Term Loan Exchange), hereby instruct the Administrative Agent to authorize the Collateral Trustee to execute at any time after the Restatement Effective Date, upon receipt by the Collateral Trustee of written consents from the holders of Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement) in respect of Priority Lien Commodity Hedging Agreements (as defined in the Collateral Trust Agreement) (the “Required CTA Consents”) that, when taken together with the written consent set forth herein of the holders of Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement) for whom the Administrative Agent is acting as the Priority Debt Representative (as defined in the Collateral Trust Agreement), constitute an Act of Instructing Debtholders (as defined in the Collateral Trust Agreement), the amendment of the Collateral Trust Agreement substantially in the form of the Third Amendment to the Second Amended and Restated Collateral Trust Agreement attached hereto as Exhibit B (the “CTA Amendment”, and the Collateral Trust Agreement as amended by the CTA Amendment, the “Amended Collateral Trust Agreement”).
O. In addition, the Borrower has requested that the Guarantee and Collateral Agreement be amended and restated to make certain changes as more fully set forth in the Restated GCA. To accomplish the foregoing, the Collateral Trustee acting as directed by an Act of Instructing Debtholders (as defined in the Collateral Trust Agreement) is willing to consent to the amendment and restatement of the Guarantee and Collateral Agreement substantially in the form attached hereto as Exhibit C (the “Restated GCA”).
P.    The restatement of the Credit Agreement as set forth below, the restatement of the Guarantee and Collateral Agreement as set forth below and the amendments to the Collateral Trust Agreement set forth below are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT; AMENDMENT TO COLLATERAL TRUST AGREEMENT; AMENDMENT AND RESTATEMENT OF GUARANTEE AND COLLATERAL AGREEMENT; RESTATEMENT REAFFIRMATION AGREEMENT; ACT OF INSTRUCTING DEBTHOLDERS
Subject to the satisfaction of the conditions set forth in Section 4.1 hereof, effective as of the Restatement Effective Date:
SECTION 1.1 Amendment and Restatement of Credit Agreement. The Borrower, the Administrative Agent, the Collateral Agent, each Issuing Bank whose signature page appears below, the Swingline Lender, the Exchanging Revolving Lenders, the Exchanging Term Lenders and the Additional Term Lenders agree that on the Restatement Effective Date, that the Credit Agreement shall hereby be amended and restated in the form of the Second Amended and Restated Credit Agreement attached hereto as Exhibit A (including the schedules and exhibits thereto) (the “Restated Credit Agreement”) such that, on the Restatement Effective Date, the terms and provisions set forth in the Restated Credit Agreement shall replace the terms and provisions of the Credit Agreement in their entirety.
SECTION 1.2 Amendment to the Collateral Trust Agreement. The Lenders whose signature pages appear below, constituting at least the Required Lenders (after giving effect to the Term Loan Exchange), hereby irrevocably instruct the Administrative Agent to authorize, and the Administrative Agent hereby authorizes, the Collateral Trustee to execute the CTA Amendment at any time after the Restatement Effective Date upon receipt by the Collateral Trustee of the Required CTA Consents. The Borrower, the Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee agree that the Collateral Trust Agreement shall be amended by the CTA Amendment promptly upon receipt by the Collateral Trustee of the Required CTA Consents such that, on the effective date of the CTA Amendment, the terms set forth in the CTA Amendment shall modify the terms of the Collateral Trust Agreement to the extent set forth in the CTA Amendment. As used in the Collateral Trust Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the effective date of the CTA Amendment, the Collateral Trust Agreement as amended by the CTA Amendment.
SECTION 1.3 Amendment and Restatement of the Guarantee and Collateral Agreement. The Borrower, the Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee acting as directed by an Act of Instructing Debtholders set forth in Section 1.4 below agree on the Restatement Effective Date, that the Guarantee and Collateral Agreement shall hereby be amended and restated in the form of the Second Amended and Restated Guarantee and Collateral Agreement attached hereto as Exhibit C (including the schedules and exhibits thereto) (the “Restated GCA”) such that, on the Restatement Effective Date, the terms and provisions set forth in the Restated GCA shall replace the terms and provisions of the Guarantee and Collateral Agreement in their entirety.
SECTION 1.4 Restatement Reaffirmation Agreement; Act of Instructing Debtholders. The parties hereto confirm that it is their intent that the instructions provided herein shall represent an Act of Instructing Debtholders under and as defined in the Collateral Trust Agreement with respect to the Restated GCA, the Reaffirmation Agreement substantially in the form attached hereto as Exhibit D (the “Restatement Reaffirmation Agreement”) and, subject to receipt of the Required CTA Consents, the CTA Amendment. The Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Arrangers, the Issuing Banks and the Lenders and agrees for the benefit of the Administrative Agent, the Collateral Agent, the Arrangers, the Issuing Banks, the Lenders and the Collateral Trustee that (i) Schedule 9.18(c) attached to the Restated Credit Agreement sets forth completely and correctly (A) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the Restatement Effective Date and (B) the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the Restatement Effective Date, (ii) Schedule 2.23(a) attached to the Restated Credit Agreement sets forth completely and correctly the face amount of all outstanding letters of credit issued under any

Priority Lien Documents (as defined in the Collateral Trust Agreement) relating to Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), as in effect as of the Restatement Effective Date, and (iii) pursuant to and in accordance with Section 9.4 of the Collateral Trust Agreement, the holders of Priority Lien Commodity Hedging Obligations (as defined in the Collateral Trust Agreement) are not entitled to exercise any voting or consent right with respect to the execution, acknowledgment and acceptance of the Restated GCA and the Restatement Reaffirmation Agreement with respect to the aggregate Hedge Capacity Amount (as defined in the Collateral Trust Agreement) under Priority Lien Commodity Hedging Agreements (as defined in the Collateral Trust Agreement) that are Capacity Commodity Hedging Agreements (as defined in the Collateral Trust Agreement), including with respect to clause (i)(y)(D) of the definition of “Act of Instructing Debtholders” set forth in the Collateral Trust Agreement. To accomplish the intent set forth in the first sentence of this Section 1.4, the Lenders constituting, solely based on (and in reliance upon) the representation and warranty of the Borrower set forth in the immediately preceding sentence, holders of Priority Lien Debt (as defined in the Collateral Trust Agreement) constituting more than 50% of the sum of (1) the aggregate outstanding amount of all Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), (2) the aggregate unfunded commitments to extend credit which, when funded, would constitute Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement) and (3) the face amount of all outstanding letters of credit issued under any Priority Lien Documents (as defined in the Collateral Trust Agreement) relating to Priority Lien Debt for Borrowed Money (as defined in the Collateral Trust Agreement), hereby (w) consent to the CTA Amendment, the Restated GCA and the Restatement Reaffirmation Agreement, (x) authorize and instruct the Collateral Trustee to execute, acknowledge and accept each of the CTA Amendment, the Restated GCA and the Restatement Reaffirmation Agreement on their behalf, (y) direct the Administrative Agent, on their behalf, to authorize and instruct the Collateral Trustee, and the Administrative Agent hereby authorizes and instructs the Collateral Trustee, to execute, acknowledge and accept each of the CTA Amendment, the Restated GCA and the Restatement Reaffirmation Agreement on their behalf and (z) direct the Administrative Agent, on their behalf, to authorize and instruct, and the Administrative Agent hereby authorizes and instructs, the Collateral Trustee, to execute, acknowledge and accept the CTA Amendment promptly upon receipt of the Required CTA Consents.
ARTICLE II

REVOLVING LENDERS; TERM LENDERS; ISSUING BANKS; TRANCHE B REVOLVING LOANS; LETTER OF CREDIT; ADMINISTRATIVE AGENT AUTHORIZATION
SECTION 2.1 Revolving Lenders. Subject to the terms and conditions set forth herein and in the Credit Agreement:
(a) (i) each Exchanging Revolving Lender irrevocably (x) agrees to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (y) agrees to exchange (as set forth on its signature page hereto) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments with Tranche B Revolving Commitments in an equal principal amount, and (z) upon the Restatement Effective Date, shall exchange (as set forth on its signature page hereto) all (or such lesser amount as set forth on its signature page hereto) of its Existing Revolving Commitments with Tranche B Revolving Commitments in an equal principal amount and (ii) each Additional Revolving Lender irrevocably (x) agrees to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (y) commits to make Tranche B Revolving Commitments in the amount notified to such Additional Revolving Lender by the Administrative Agent (but in no event greater than the amount such Additional Revolving Lender committed to make as Tranche B Revolving Commitments), and (z) upon the Restatement Effective Date, shall make Tranche B Revolving Commitments to the Borrower; and
(b) the Revolving Loans (as defined in the Credit Agreement) and Revolving Commitments (as defined in the Credit Agreement) of each Revolving Lender under the Credit Agreement that has not consented to this Restatement Agreement shall continue under the Restated Credit Agreement but shall be referred to as “Tranche A Revolving Loans” and “Tranche A Revolving Commitments”.
SECTION 2.2 Term Lenders. Subject to the terms and conditions set forth herein and in the Credit Agreement:

(a) each Exchanging Term Lender irrevocably (i) agrees to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (ii) agrees to exchange (as set forth on its signature page hereto) all of its Existing Term Loans with Restatement Term Loans in an equal principal amount, and (iii) upon the Restatement Effective Date, shall exchange (as set forth on its signature page hereto) all of its Existing Term Loans with Restatement Terms Loans in an equal principal amount. For purposes of this Restatement Agreement, “exchange” shall mean convert and continue. For the avoidance of doubt, notwithstanding anything herein to the contrary, it is acknowledged and agreed that the Existing Term Loans of Exchanging Term Lenders will be converted into and continued as Restatement Term Loans and such Exchanged Term Loans shall be on such terms under the Restated Credit Agreement.
(b) each Additional Term Lender irrevocably (i) agrees to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment, (ii) commits to make Additional Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (iii) upon the Restatement Effective Date, shall re-evidence in full Existing Term Loans, other than Exchanged Term Loans, with such Additional Terms Loans.
SECTION 2.3 Issuing Banks and Swingline Lender. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Issuing Bank whose signature page appears below and the Swingline Lender irrevocably agrees to the terms of this Restatement Agreement, the Restated Credit Agreement, the Restated GCA and the CTA Amendment.
SECTION 2.4 Tranche B Revolving Commitments; Restatement Term Loans.
(a) On the Restatement Effective Date, all Existing Revolving Commitments of each Revolving Lender that has consented to this Restatement Agreement shall be hereby automatically and irrevocably terminated (it being understood that all (or such lesser amount as set forth on the applicable signature pages hereto) of such Existing Revolving Commitments shall be automatically replaced with Tranche B Revolving Commitments). If, on the Restatement Effective Date, there are any Existing Revolving Loans outstanding, such Existing Revolving Loans shall, on the Restatement Effective Date, be prepaid to the Lenders thereof from the proceeds of Revolving Loans made under the Restated Credit Agreement, which prepayment will be accompanied by accrued interest on such Existing Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.16 of the Credit Agreement, subject to clause (d) below.
(b) On the Restatement Effective Date, the proceeds of the Additional Term Loans shall be used to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) that do not remain Term Lenders under the Amended and Restated Credit Agreement on the Restatement Effective Date to the Additional Term Lenders as of the Restatement Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Restated Credit Agreement, with any remainder being used after the Restatement Effective Date as permitted by the Restated Credit Agreement.
(c) The commitments of the Additional Revolving Lenders and the Additional Term Lenders and the undertakings of the Exchanging Revolving Lenders and the Exchanging Term Lenders are several and no such Tranche B Revolving Lender or Restatement Term Lender will be responsible for any other Tranche B Revolving Lender’s or any other Restatement Term Lender’s failure to make, acquire or exchange Tranche B Revolving Loans, Tranche B Revolving Commitments or Restatement Term Loans, as applicable.
(d) Each Exchanging Revolving Lender and Exchanging Term Lender hereby waives any breakage loss or expenses due and payable to it by the Borrower pursuant to Section 2.16 of the Credit Agreement with respect to the prepayment of its Existing Revolving Loans with or the exchange of its Exchanged Term Loans with Restatement Term Loans, as applicable, as contemplated by this Restatement Agreement on a date other than the last day of the Interest Period relating to such Existing Revolving Loans or Existing Term Loans, as applicable.

(e) Restatement Term Loans and Tranche B Revolving Loans made on the Restatement Effective Date, if any, shall initially be Eurodollar Term Loans or Eurodollar Revolving Loans, as applicable, with an Interest Period commencing on the Restatement Effective Date and ending on the date specified by the Borrower in the applicable Borrowing Request delivered by it pursuant to Section 4.1(q) below.
(f) Each of the parties hereto acknowledges and agrees that the terms of this Restatement Agreement do not constitute a novation but, rather, an amendment and restatement of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this Restatement Agreement and the Restated Credit Agreement. Each Additional Revolving Lender acknowledges and agrees that, as of the Restatement Effective Date, it shall be a “Lender” and a “Tranche B Revolving Lender” under, and for all purposes of, the Restated Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Additional Term Lender acknowledged and agrees that, as of the Restatement Effective Date, it shall be a “Lender” and “Term Lender” under, and for all purposes of, the Restated Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have rights of a Lender thereunder.
(g) The Exchanging Revolving Lenders, hereby, (x) acknowledge that Term Loan Exchange is being undertaken pursuant to Section 2.25 of the Credit Agreement, (y) consent to the Term Loan Exchange and (z) agree that this Restatement Agreement shall constitute a Joinder Agreement (as defined in the Credit Agreement).
SECTION 2.5 Letters of Credit. Notwithstanding anything in the Credit Agreement to the contrary, any Existing Letter of Credit shall be deemed to be outstanding under the Restated Credit Agreement as of the Restatement Effective Date, and the Revolving L/C Exposure and participations in such Letters of Credit shall be reallocated among the Revolving Lenders under the Restated Credit Agreement in accordance with their respective Pro Rata Percentages as of the Restatement Effective Date.
SECTION 2.6 Administrative Agent Authorization. The Borrower, the Collateral Agent, the Swingline Lender, each Issuing Bank whose signature page appears below and the Lenders whose signatures appear below authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of all Lenders whose signatures appear below and (ii) enter and complete all such amounts, percentages and other information in the Restated Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the Restated Credit Agreement, in each case, absent clearly demonstrable error. For the avoidance of doubt, the provisions of Article VIII and Section 9.05 of each of the Credit Agreement and the Restated Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2.6.
SECTION 2.7 Notice of Prepayment. The parties hereto agree that, notwithstanding anything to the contrary set forth herein or the Credit Agreement, the Borrower shall be deemed to have delivered (and the Administrative Agent and Lenders party hereto acknowledge receipt of) any notice of prepayment required pursuant to Section 2.12 of the Restated Credit Agreement in connection with the exchange of the Existing Revolving Loans and the Existing Term Loans contemplated herein.

ARTICLE III

REPRESENTATIONS AND WARRANTIES.
SECTION 3.1 To induce the other parties hereto to enter into this Restatement Agreement, the Borrower and each Grantor (as defined in the Collateral Trust Agreement) represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank and the Collateral Trustee that, as of the Restatement Effective Date:
(a) Each of the Borrower and each Grantor (as defined in the Collateral Trust Agreement) has all requisite power and authority, and the legal right, to enter into this Restatement Agreement, the Restated Credit Agreement, the Restatement Reaffirmation Agreement, the Restated GCA and the CTA Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Restatement Agreement, the Restated Credit Agreement, the Restatement Reaffirmation Agreement, the Restated GCA, the CTA Amendment, and the other Loan Documents.
(b) Each of this Restatement Agreement, the Restated Credit Agreement, the Restatement Reaffirmation Agreement, the Restated GCA and the CTA Amendment (i) has been duly authorized, executed and delivered by the Borrower and, with respect to this Restatement Agreement, the Restatement Reaffirmation Agreement, the Restated GCA and the CTA Amendment only, by each Grantor (as defined in the Collateral Trust Agreement), (ii) constitutes the Borrower’s and, with respect to this Restatement Agreement, the Restatement Reaffirmation Agreement, the Restated GCA and the CTA Amendment only, each Grantor’s (as defined in the Collateral Trust Agreement) legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (iii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this Restatement Agreement, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (iv) after giving effect to the transactions contemplated by this Restatement Agreement, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (v) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).
(c) No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Restatement Agreement, the Restated Credit Agreement, the Restatement Reaffirmation Agreement, the Restated GCA or the CTA Amendment, except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.
(d) The representations and warranties set forth in the Restated Credit Agreement, the Amended Collateral Trust Agreement, the Restatement Reaffirmation Agreement, the Restated GCA and each other Loan Document are true and correct in all material respects on and as of the Restatement Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.
ARTICLE IV

CONDITIONS TO EFFECTIVENESS OF THIS RESTATEMENT AGREEMENT, THE RESTATED GCA AND THE CTA AMENDMENT.
SECTION 4.1 This Restatement Agreement and the Restated GCA shall become effective on the date (the “Restatement Effective Date”) on which each of the following conditions has been satisfied, provided that the amendments to the Credit Agreement contemplated herein and the Restated GCA will be effective immediately after the effectiveness of the Term Loan Exchange:
(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Restatement Agreement that, when taken together, bear the signatures of the Borrower, the Collateral Agent, the Swingline Lender, each Issuing Bank that is also an Exchanging Revolving Lender or an Additional Revolving Lender, the Required Lenders (after giving effect to the Term Loan Exchange), all Tranche B Revolving Lenders, all Restatement Term Lenders, all Grantors (as defined in the Collateral Trust Agreement) and the Collateral Trustee and (i) the aggregate principal amount of the Tranche B Revolving Commitments shall equal at least $2,247,000,000 and (ii) the aggregate principal amount of the Exchanged Term Loans and Additional Term Loans shall equal at least $1,900,000,000;
(b) Each of (i) the representations and warranties set forth in Article III herein shall be true and correct in all material respects on and as of the Restatement Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (ii) the conditions in Section 4.01 of the Restated Credit Agreement shall have been satisfied or waived in accordance with the terms of the Restated Credit Agreement;
(c) The Borrower and its Subsidiaries shall be in pro forma compliance with each of the covenants set forth in Section 6.11 and 6.12 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which financial statements are required to be delivered pursuant to Section 5.04(a) and 5.04(b) of the Credit Agreement immediately after giving effect to the Term Loan Exchange;
(d) The Administrative Agent shall have received a certificate, dated as of the Restatement Effective Date, duly executed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4.1(b)(ii) above, Section 4.1(c) above and Sections 4.01(b) and 4.01(c) of the Restated Credit Agreement;
(e) The Collateral Trustee shall have received duly executed and delivered counterparts of this Restatement Agreement that, when taken together, bear the signatures of the Borrower, each Grantor (as defined in the Collateral Trust Agreement), the Administrative Agent and Lenders constituting the percentage of holders of Priority Lien Debt (as defined in the Collateral Trust Agreement) required under the Collateral Trust Agreement;
(f) The Collateral Trustee shall have received duly executed and delivered counterparts of the CTA Amendment that, when taken together, bear the signatures of the Borrower and each Grantor (as defined in the Collateral Trust Agreement);

(g) The Collateral Trustee shall have received an officer’s certificate of the Borrower pursuant to and in accordance with Section 7.1 of the Amended Collateral Trust Agreement;
(h) Each of the Administrative Agent and the Collateral Trustee shall have received duly executed and delivered counterparts of the Restatement Reaffirmation Agreement and the Restated GCA that, when taken together, bear the signatures of the Borrower and each Grantor (as defined in the Collateral Trust Agreement);
(i) The Administrative Agent shall have received (1) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (2) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or other similar governing documents, as applicable, of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other similar governing body, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Restatement Agreement, the Restatement Reaffirmation Agreement, the Restated GCA and the CTA Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a true and complete copy of the certificate or articles of incorporation or other formation documents, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization and that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended since the date of certification thereof and (D) as to the incumbency and specimen signature of each officer executing the Restatement Agreement, the Restatement Reaffirmation Agreement, the Restated GCA or the CTA Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and (3) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (2) above;
(j) The Loan Parties shall have satisfied the requirements set forth in Section 9.17(d) of the Restated Credit Agreement.
(k) The Administrative Agent shall have received (A) and be reasonably satisfied (solely with respect to the absence of any Liens that are not Permitted Liens) with the results of a recent Lien and judgment search in each jurisdiction of organization with respect to the Borrower and the Subsidiary Guarantors, (B) any UCC financing statements with respect to the Loan Parties and Collateral in appropriate form for filing under the UCC deemed by the Administrative Agent or the Collateral Agent reasonably necessary or desirable for the continued validity, enforceability and perfection of the Liens on the Collateral and (C) a completed perfection certificate in form reasonably satisfactory to the Administrative Agent, dated as of the Restatement Effective Date, executed by a duly authorized officer of each Loan Party;
(l) The Administrative Agent shall have received a solvency certificate, dated as of the Restatement Effective Date, from a Financial Officer of the Borrower, in form and substance reasonably satisfactory to each Arranger, supporting the conclusions that after giving effect to the transactions contemplated by this Restatement Agreement, the Borrower will not be insolvent or be rendered insolvent by the Indebtedness incurred in connection therewith, or be left with unreasonably small capital with which to engage in its businesses, or have incurred debts beyond its ability to pay such debts as they mature;
(m) (A) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Banks, a favorable written opinion of Kirkland & Ellis LLP, counsel for the Borrower and certain other Loan Parties (1) in form and substance reasonably satisfactory to the Administrative Agent, (2) dated the Restatement Effective Date, (3) addressed to the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders and (4) covering such corporate, security interest and related matters relating to this Restatement Agreement and the transactions contemplated hereby as the Administrative Agent shall reasonably request and which are customary for transactions of the type contemplated herein and (B) the Collateral Trustee shall have received a favorable written opinion of Kirkland & Ellis LLP, counsel for the Borrower and the Subsidiaries, in form and substance reasonably satisfactory to the Collateral Trustee, (1) dated the Restatement Effective Date, (2) addressed to the Collateral Trustee and (3) covering such issues as required by Section 7.1(a) of the Collateral Trust Agreement;

(n) If, on the Restatement Effective Date, there are any Existing Revolving Loans outstanding, the Borrower shall apply the aggregate proceeds of Revolving Loans made on the Restatement Effective Date to prepay in full the principal amount of all Existing Revolving Loans, together with all accrued and unpaid interest and premiums thereon and all amounts due under Section 2.4(a) hereunder (subject to Section 2.4(d)).
(o) The proceeds of the Additional Term Loans shall have been applied, concurrently with the exchange of the Exchanged Term Loans with Restatement Term Loans, to re-evidence in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein, including via the assignment by the Term Lenders holding such Existing Term Loans (other than Exchanged Term Loans) who do not remain Term Lenders under the Restated Credit Agreement on the Restatement Effective Date to the Additional Term Lenders as of the Restatement Effective Date of such Existing Term Loans (other than Exchanged Term Loans), which shall thereafter be continued as and be deemed to be Term Loans under the Restated Credit Agreement, with any remainder to be applied in accordance with the Restated Credit Agreement;

(p) The Borrower shall have, concurrently with the exchange of Exchanged Term Loans with Restatement Term Loans and the making of the Additional Term Loans (A) paid all accrued and unpaid interest and other amounts on the aggregate principal amount of the Existing Term Loans (subject to Section 2.4(d)) and (B) paid to all Term Lenders holding Existing Term Loans immediately prior to the Restatement Effective Date that are not party to this Restatement Agreement, if any, all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Term Lenders under the Loan Documents (prior to the effectiveness of this Restatement Agreement) and of which the Borrower has been notified in writing;

(q) Borrower shall have delivered a Borrowing Request one Business Day prior to the Restatement Effective Date;

(r) The Administrative Agent and the Collateral Trustee shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent or any Revolving Lender at least three Business Days prior to the Restatement Effective Date; and

(s) Each of the Arrangers, the Co-Managers, the Administrative Agent and the Collateral Trustee shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the Transactions.

SECTION 4.2 CTA Amendment. The CTA Amendment shall automatically become effective without further action of the Borrower, the Grantors (as defined in the Collateral Trust Agreement), the Administrative Agent, the Collateral Agent and the Lenders upon execution thereof by the Collateral Trustee on or after the Restatement Effective Date, and the signature pages of the Borrower and the Grantors (as defined in the Collateral Trust Agreement) delivered to the Collateral Trustee on the Restatement Effective Date shall be automatically released, upon receipt by the Collateral Trustee of the Required CTA Consents.
SECTION 4.3 Post-Effectiveness Covenant. Each Loan Party warrants, covenants and agrees with the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank and each Lender that each Loan Party will satisfy the requirements set forth in Section 9.17(a), (b), (c) and (e) of the Restated Credit Agreement within 90 days after the Restatement Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion).

ARTICLE V

EFFECT OF AMENDMENT AND RESTATEMENT AGREEMENT.
SECTION 5.1 Except as expressly set forth herein or in the Restated Credit Agreement, this Restatement Agreement and the Restated Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Collateral Trustee or the Issuing Banks under the Credit Agreement, the Restated Credit Agreement or any other Loan Document (other than as expressly set forth in the CTA Amendment or the Restated GCA), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Restated Credit Agreement or any other provision of the Credit Agreement, the Restated Credit Agreement or of any other Loan Document (other than as expressly set forth in the CTA Amendment or the Restated GCA), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Grantor (as defined in the Collateral Trust Agreement) or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances.
SECTION 5.2 Except as expressly set forth herein, the Restated GCA or in the CTA Amendment, this Restatement Agreement, the Restated GCA and the CTA Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties, the Administrative Agent, the GS Counterparty (as defined in the Collateral Trust Agreement) or the Collateral Trustee, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement or any other provision of the Collateral Trust Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Grantor (as defined in the Collateral Trust Agreement) or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Collateral Trust Agreement in similar or different circumstances.
SECTION 5.3 The parties hereto acknowledge and agree that (i) this Restatement Agreement, the Restated Credit Agreement, the Restatement Reaffirmation Agreement, the Restated GCA, the CTA Amendment, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Grantors (as defined in the Collateral Trust Agreement) under the Credit Agreement and the Collateral Trust Agreement as in effect prior to the Restatement Effective Date (collectively, the “Obligations”); (ii) such Obligations are in all respects continuing (as amended by this Restatement Agreement, the Restated GCA and the CTA Amendment) with only the terms thereof being modified to the extent provided in this Restatement Agreement; and (iii) the Security Documents and the Liens and security interests granted thereunder are in all respects continuing in full force and effect. Upon the satisfaction of the conditions precedent set forth in Section 4.1 of this Restatement Agreement, the provisions of this Restatement Agreement will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent, the Swingline Lender, each Issuing Bank, the Collateral Trustee and the Lenders.
SECTION 5.4 This Restatement Agreement shall constitute a Loan Document and a Joinder Agreement for all purposes under the Restated Credit Agreement and a Security Document (as defined in the Amended Collateral Trust Agreement) for all purposes under the Amended Collateral Trust Agreement, and shall be administered and construed pursuant to the terms of the Restated Credit Agreement and the Amended Collateral Trust Agreement.

ARTICLE VI

MISCELLANEOUS
SECTION 6.1 Counterparts. This Restatement Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Article V. Delivery of an executed signature page to this Restatement Agreement by facsimile or other electronic transmission (including “pdf”) shall be as effective as delivery of a manually signed counterpart of this Restatement Agreement.
SECTION 6.2 Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers. THIS RESTATEMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Sections 9.07, 9.11 and 9.15 of the Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 6.3 Headings. Headings used herein are for convenience of reference only, are not part of this Restatement Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Restatement Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be duly executed by their respective officers as of the day and year first above written.

NRG ENERGY, INC.
By: /s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Senior Vice President & Treasurer
FOR EACH ENTITY LISTED ON SCHEDULE 1:
By: /s/ Krisshna Koomar______________________________
Name: Krisshna Koomar
Title: Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 2:
By: /s/ Rachel Smith
Name: Rachel Smith
Title: Treasurer

FOR EACH ENTITY LISTED ON SCHEDULE 3:
By: /s/ Gaëtan C. Frotté
Name: Gaëtan C. Frotté
Title: Treasurer

SCHEDULE 1

	ENTITY	Jurisdiction(s)	Secretary/Assistant Secretary
1.	Ace Energy, Inc.	NY	Robert P. Thomas
2.	Allied Home Warranty GP LLC	DE	Robert P. Thomas
3.	Allied Warranty LLC	TX	Robert P. Thomas
4.	Arthur Kill Power LLC	DE	Mahendra Churaman
5.	Astoria Gas Turbine Power LLC	DE	Mahendra Churaman
6.	Bayou Cove Peaking Power, LLC	DE	Gordon Polozola
7.	Bidurenergy, Inc.	NY	Robert P. Thomas
8.	Cabrillo Power I LLC	DE	Sean Beatty
9.	Cabrillo Power II LLC	DE	Sean Beatty
10.	Carbon Management Solutions LLC	DE	Christopher O'Hara
11	Cirro Energy Services, Inc.	TX	Robert P. Thomas
12.	Cirro Group, Inc.	TX	Robert P. Thomas
13.	Clean Edge Energy LLC	DE	Kevin M. Masucci
14.	Conemaugh Power LLC	DE	Mahendra Churaman
15.	Connecticut Jet Power LLC	DE	Mahendra Churaman
16.	Cottonwood Development LLC	DE	Christopher O'Hara
17.	Cottonwood Energy Company LP	DE	Gordon Polozola
18.	Cottonwood Generating Partners I LLC	DE	Christopher O'Hara
19.	Cottonwood Generating Partners II LLC	DE	Christopher O'Hara
20.	Cottonwood Generating Partners III LLC	DE	Christopher O'Hara
21.	Cottonwood Technology Partners LP	DE	Christopher O'Hara
22.	Devon Power LLC	DE	Mahendra Churaman
23.	Dunkirk Power LLC	DE	Mahendra Churaman
24.	Eastern Sierra Energy Company LLC	CA	Sean Beatty
25.	El Segundo Power, LLC	DE	Sean Beatty
26.	El Segundo Power II LLC	DE	Sean Beatty
27.	Energy Alternatives Wholesale, LLC	DE	Christopher O'Hara
28.	Energy Choice Solutions LLC	TX	Clare H. Doyle
29.	Energy Plus Holdings LLC	DE	Robert P. Thomas
30.	Energy Plus Natural Gas LLC	DE	Robert P. Thomas
31.	Energy Protection Insurance Company	VT	Kevin P. Malcarney
32.	Everything Energy LLC	DE	Robert P. Thomas
33.	Forward Home Security, LLC	TX	Clare H. Doyle
34.	GCP Funding Company, LLC	DE	Christopher O'Hara
35.	Green Mountain Energy Company	DE	Robert P. Thomas
36.	Gregory Partners, LLC	DE	Christopher O'Hara
37.	Gregory Power Partners LLC	DE	Christopher O'Hara
38.	Huntley Power LLC	DE	Mahendra Churaman
39.	Independence Energy Alliance LLC	DE	Deborah. R. Fry

40.	Independence Energy Group LLC	DE	Robert P. Thomas
41.	Independence Energy Natural Gas LLC	DE	Robert P. Thomas
42.	Indian River Operations Inc.	DE	Mahendra Churaman
43.	Indian River Power LLC	DE	Mahendra Churaman
44.	Keystone Power LLC	DE	Mahendra Churaman
45.	Langford Wind Power, LLC	TX	Jennifer Hein
46.	Louisiana Generating LLC	DE	Gordon Polozola
47.	Meriden Gas Turbines LLC	DE	Mahendra Churaman
48.	Middletown Power LLC	DE	Mahendra Churaman
49.	Montville Power LLC	DE	Mahendra Churaman
50.	NEO Corporation	MN	Kevin P. Malcarney
51.	NEO Freehold-Gen LLC	DE	Kevin P. Malcarney
52.	NEO Power Services Inc.	DE	Kevin P. Malcarney
53.	New Genco GP LLC	DE	Scott Thomas
54.	Norwalk Power LLC	DE	Mahendra Churaman
55.	NRG Advisory Services LLC	DE	Clare H. Doyle
56.	NRG Affiliate Services Inc.	DE	Brian Curci
57.	NRG Artesian Energy LLC	DE	Christopher O'Hara
58.	NRG Arthur Kill Operations Inc.	DE	Mahendra Churaman
59.	NRG Astoria Gas Turbine Operations Inc.	DE	Mahendra Churaman
60.	NRG Bayou Cove LLC	DE	Gordon Polozola
61.	NRG Business Services LLC	DE	Clare H. Doyle
62.	NRG Business Solutions LLC	DE	Robert P. Thomas
63.	NRG Cabrillo Power Operations Inc.	DE	Sean Beatty
64.	NRG California Peaker Operations LLC	DE	Sean Beatty
65.	NRG Cedar Bayou Development Company, LLC	DE	Christopher O'Hara
66.	NRG Connected Home LLC	DE	Clare H. Doyle
67.	NRG Connecticut Affiliate Services Inc.	DE	Brian Curci
68.	NRG Curtailment Solutions Holdings LLC f/k/a NRG Curtailment Solutions LLC	DE	Robert P. Thomas
69.	NRG Curtailment Solutions Inc., f/k/a Energy Curtailment Specialists, Inc.	NY	Robert P. Thomas
70.	NRG Development Company Inc.	DE	Kevin P. Malcarney
71.	NRG Devon Operations Inc.	DE	Mahendra Churaman
72.	NRG Dispatch Services LLC	DE	Clare H. Doyle
73.	NRG Distributed Generation PR LLC	DE	Christopher O'Hara
74.	NRG Dunkirk Operations Inc.	DE	Mahendra Churaman
75.	NRG ECOKAP Holdings LLC	DE	Christopher O'Hara
76.	NRG El Segundo Operations Inc.	DE	Sean Beatty
77.	NRG Energy Efficiency-L LLC	DE	Sean Beatty
78.	NRG Energy Efficiency-P LLC	DE	Sean Beatty
79.	NRG Energy Labor Services LLC	DE	Richard Freed
80.	NRG Energy Services Group LLC	DE	Richard Freed

81.	NRG Energy Services International Inc.	DE	Richard Freed
82.	NRG Home & Business Solutions LLC	DE	Clare H. Doyle
83.	NRG Home Services LLC (f/k/a Lone Star A/C & Appliance Repair, LLC)	TX	Robert P. Thomas
84.	NRG Home Solutions LLC	DE	Robert P. Thomas
85.	NRG Home Solutions Product LLC	DE	Clare H. Doyle
86.	NRG Homer City Services LLC	DE	Richard Freed
87.	NRG HQ DG LLC	DE	Brian Curci
88.	NRG Huntley Operations Inc.	DE	Mahendra Churaman
89.	NRG Identity Protect LLC	DE	Clare H. Doyle
90.	NRG Ilion Limited Partnership	DE	Brian Curci
91.	NRG Ilion LP LLC	DE	Deborah R. Fry
92.	NRG International LLC	DE	Kevin P. Malcarney
93.	NRG Mextrans Inc.	DE	Sean Beatty
94.	NRG MidAtlantic Affiliate Services Inc.	DE	Brian Curci
95.	NRG Middletown Operations Inc.	DE	Mahendra Churaman
96.	NRG Montville Operations Inc.	DE	Mahendra Churaman
97.	NRG New Roads Holdings LLC	DE	Gordon Polozola
98.	NRG North Central Operations Inc.	DE	Kevin P. Malcarney
99.	NRG Northeast Affiliate Services Inc.	DE	Brian Curci
100.	NRG Norwalk Harbor Operations Inc.	DE	Mahendra Churaman
101.	NRG Operating Services, Inc.	DE	Deborah R. Fry
102.	NRG Oswego Harbor Power Operations Inc.	DE	Mahendra Churaman
103.	NRG PacGen Inc.	DE	Sean Beatty
104.	NRG Portable Power LLC	DE	Clare H. Doyle
105.	NRG Power Marketing LLC	DE	Kevin M. Masucci
106.	NRG Renter’s Protection LLC	DE	Clare H. Doyle
107.	NRG Retail LLC	DE	Robert P. Thomas
108.	NRG Retail Northeast LLC	DE	Robert P. Thomas
109.	NRG Rockford Acquisition LLC	DE	Mahendra Churaman
110.	NRG Saguaro Operations Inc.	DE	Sean Beatty
111.	NRG Security LLC	DE	Clare H. Doyle
112.	NRG Services Corporation	DE	Kevin P. Malcarney
113.	NRG SimplySmart Solutions LLC	DE	Robert P. Thomas
114.	NRG South Central Affiliate Services Inc.	DE	Kevin P. Malcarney
115.	NRG South Central Generating LLC	DE	Gordon Polozola
116.	NRG South Central Operations Inc.	DE	Gordon Polozola
117.	NRG SPV #1 LLC	DE	Sean Beatty
118.	NRG Texas C&I Supply LLC	DE	Christopher O'Hara
119.	NRG Texas Gregory LLC	DE	Christopher O'Hara
120.	NRG Texas Holding Inc.	DE	Kevin P. Malcarney
121.	NRG Texas LLC	DE	Christopher O'Hara
122.	NRG Texas Power LLC	DE	Christopher O'Hara

123.	NRG Warranty Services LLC	DE	Clare H. Doyle
124.	NRG West Coast LLC	DE	Sean Beatty
125.	NRG Western Affiliate Services Inc.	DE	Kevin P. Malcarney
126.	O’Brien Cogeneration, Inc. II	DE	Sean Beatty
127.	ONSITE Energy, Inc.	OR	Sean Beatty
128.	Oswego Harbor Power LLC	DE	Mahendra Churaman
129.	RE Retail Receivables, LLC	DE	Robert P. Thomas
130.	Reliant Energy Northeast LLC	DE	Robert P. Thomas
131.	Reliant Energy Power Supply, LLC	DE	Robert P. Thomas
132.	Reliant Energy Retail Holdings, LLC	DE	Robert P. Thomas
133.	Reliant Energy Retail Services, LLC	DE	Robert P. Thomas
134.	RERH Holdings, LLC	DE	Robert P. Thomas
135.	Saguaro Power LLC	DE	Sean Beatty
136.	Somerset Operations Inc.	DE	Mahendra Churaman
137.	Somerset Power LLC	DE	Mahendra Churaman
138.	Texas Genco Financing Corp.	DE	Christopher O'Hara
139.	Texas Genco Operating Services LLC	DE	Christopher O'Hara
140.	Texas Genco Services, LP	TX	Brian Curci
141.	US Retailers LLC	DE	Robert P. Thomas
142.	Vienna Operations Inc.	DE	Mahendra Churaman
143.	Vienna Power LLC	DE	Mahendra Churaman
144.	WCP (Generation) Holdings LLC	DE	Sean Beatty
145.	West Coast Power LLC	DE	Sean Beatty

SCHEDULE 2

	ENTITY	Jurisdiction(s)	Secretary/Assistant Secretary
146.	NRG Construction LLC	DE	Ben Trammell, Jr., President
147.	NRG Energy Services LLC	DE	Richard Freed
148.	NRG Maintenance Services LLC	DE	Richard Freed
149.	NRG Reliability Solutions LLC	DE	Richard Freed

SCHEDULE 3

	ENTITY	Jurisdiction(s)	Secretary/Assistant Secretary
150.	NRG Generation Holdings, Inc.	DE	Christopher O'Hara
151.	NRG Greenco LLC	DE	Brian Curci
152.	NRG South Texas LP	TX	Christopher O'Hara, secretary of General Partner, Texas Genco GP, LLC
153.	Texas Genco GP, LLC	TX	Christopher O'Hara
154.	Texas Genco Holdings, Inc.	TX	Christopher O'Hara
155.	Texas Genco LP, LLC	DE	Christopher O'Hara

ACKNOWLEDGED AND ACCEPTED BY:

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By: /s/ Kirkwood Roland_______________________
Name: Kirkwood Roland
Title: Managing Director & Vice President

BARCLAYS BANK PLC, as an Issuing Bank

By: /s/ Vanessa Kurbatskiy______________________
Name: Vanessa Kurbatskiy
Title: Vice President

CITIBANK, N.A., as an Issuing Bank and Swingline Lender

By: /s/ Kirkwood Roland_______________________
Name: Kirkwood Roland
Title: Managing Director & Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Issuing Bank

By: /s/ Mikhail Faybusovich_____________________
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Karim Rahimtoola_______________________
Name: Karim Rahimtoola
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as an Issuing Bank

By: /s/ Prashant Mehra________________________
Name: Prashant Mehra
Title: Director

By: /s/ Lydia Lopiparo________________________
Name: Lydia Lopiparo
Title: Vice President

BNP PARIBAS, as an Issuing Bank

By: /s/ Denis P. O'Meara________________________
Name: Denis P. O'Meara
Title: Managing Director

By: /s/ Theodore Sheen________________________
Name: Theodore Sheen
Title: Director

NATIXIS, NEW YORK BRANCH, as an Issuing Bank

By: /s/ Gerry Canet________________________
Name: Gerry Canet
Title: Managing Director

By: /s/ Rebecca Lo________________________
Name: Rebecca Lo
Title: Analyst

JPMORGAN CHASE BANK, N.A., as an Issuing Bank

By: /s/ Juan J. Javellana________________________
Name: Juan J. Javellana
Title: Executive Director

MORGAN STANLEY BANK, N.A., as an Issuing Bank

By: /s/ Cody Gunsch________________________
Name: Cody Gunsch

Title: Authorized Signatory

By executing below, each party acknowledges and accepts this Restatement Agreement and further acknowledges receipt of a copy of this Restatement Agreement executed by each party thereto.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Priority Collateral Trustee and Parity Collateral Trustee

By: Deutsche Bank National Trust Company

By: /s/ Irina Golovashchuk______________________
Name: Irina Golovashhchuk
Title: Vice President

By: /s/ Debra A. Schwalb_______________________
Name: Debra A. Schwalb
Title: Vice President